SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2002

SAVE THE WORLD AIR, INC.

(Exact name of registrant as specified in charter)

Nevada	0-29185	52-2088326

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29229 Canwood Street, Suite 206, Agoura Hills, California 91301

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (818) 865-3500

(Former name or former address, if changed since last report)

Item 5. Other Events.
SIGNATURES
INDEX TO EXHIBITS
Exhibit 99.1

     Item 5. Other Events
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1

Item 5. Other Events.

On October 17, 2002, the Chairman of the Board and President of Save the World Air, Inc. sent a letter to the shareholders (the “Shareholders' Letter”). A copy of the Shareholders’ Letter is attached to this 8-K as Exhibit “99.1”.

(c) Exhibits

Exhibit
Number	Description

99.1	Shareholders’ Letter dated October 17, 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	SAVE THE WORLD AIR, INC

	By:	/s/ Eugene E. Eichler

Eugene E. Eichler Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Shareholders’ Letter dated October 17, 2002